Leases	12 Months Ended
Dec. 31, 2024
Presentation of leases for lessee [abstract]
Leases	Leases
The Group’s leased assets consist of facilities, fleet and equipment pursuant to both arrangements with third parties and related parties. The carrying amounts of the Group’s right-of-use assets and the movements during the years ended 31 December 2024 and 2023 are as follows:

	2024	2023
Right-of-use assets
Balance at 1 January	119,802	47,501
Adjustments for indexed leases	6,283	7,354
New leases	41,506	74,109
Cancelled leases	(476)	(139)
Remeasurement due to acquisition of equipment	(27,902)	—
Reclassification	—	(443)
Depreciation	(13,377)	(8,913)
Translation difference	(638)	333
Balance at 31 December	125,198	119,802

The Group entered into a lease agreement with Fasteignafélagið Eyjólfur hf. in April 2023 for a new facility in Iceland with remaining lease terms of approximately 14 years as of 31 December 2024. The building is 140,000 square feet. The construction was completed in 2024 and the final details are expected to be finalized in 2025. The lease amount is in substance fixed and is based on construction cost. On 12 December 2024 the Group entered into a settlement with Fasteignafélagið Eyjólfur hf. with respect to Alvotech hf.'s equipment located in the leased premises and operated by Alvotech hf., which had been acquired by Faseignafélagið Eyjólfur hf. This resulted in an amendment of the lease agreement which resulted in a partial termination of the right-of-use asset amounting to $27.9 million and remeasurement of the lease liability reducing the liability by $28.3 million. The Group recognized $0.4 million income due to this remeasurement in the consolidated statements of profit or loss and other comprehensive income or loss. The related right-of-use asset as of 31 December 2024 amounts to $78.7 million.

The Group’s right-of-use assets as of 31 December 2024 and 2023 are comprised of the following:

	2024	2023
Right-of-use assets
Facilities	117,931	110,692
Fleet	268	389
Equipment	6,999	8,721
	125,198	119,802
At the commencement date of the lease, the Group recognizes lease liabilities measured at the present value of lease payments to be made over the lease term. The Group’s lease liabilities and the movements during the years ended 31 December 2024 and 2023 are as follows:

	2024	2023
Lease liabilities
Balance at 1 January	115,315	40,532
Adjustments for indexed leases	6,325	7,405
New leases	41,584	72,882
Cancelled leases	(484)	(167)
Installment payments	(10,725)	(7,260)
Remeasurement due to acquisition of equipment	(28,252)	—
Foreign currency adjustment	(1,695)	1,932
Translation difference	(416)	(9)
Balance at 31 December	121,652	115,315
Current liabilities	(9,515)	(9,683)
Non-current liabilities	112,137	105,632
The amounts recognized in the consolidated statements of profit or loss and other comprehensive income or loss during the years ended 31 December 2024, 2023, and 2022 in relation to the Group’s lease arrangements are as follows:

	2024	2023	2022
Depreciation expense from right-of-use assets
Facilities	(11,922)	(7,631)	(9,423)
Fleet	(161)	(180)	(119)
Equipment	(1,294)	(1,102)	(327)
Total depreciation expense from right-of-use assets	(13,377)	(8,913)	(9,869)
Interest expense on lease liabilities	(6,614)	(3,840)	(6,022)
Foreign currency difference on lease liability	(1,695)	(1,932)	11,682
Gain/(loss) from extinguishment of lease agreement	375	(28)	(3,859)
Total amount recognized in profit and loss	(21,311)	(14,713)	(8,068)
The maturity analysis of undiscounted lease payments as of 31 December 2024 and 2023 is as follows:

	2024	2023
Less than one year	16,731	14,637
One to five years	58,722	51,053
Thereafter	101,703	89,682
	177,156	155,372
The Group’s lease liabilities as of 31 December 2024 and 2023 do not include short-term leases and low value leases. During these years the Group expensed $0.2 million and $0.7 million, respectively, in relation to such leases.